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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  February 16, 2007


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On February 16, 2007, two subsidiaries of Las Vegas Sands Corp., Venetian Cotai Limited ("Venetian Cotai") and Venetian Macau Limited ("Venetian Macau"), received the final draft of the Land Concession Agreement (the "Land Concession") from the government of the Macau Special Administrative Region of the People's Republic of China pursuant to which Venetian Cotai was awarded a concession by lease of a portion of the west side of the reclaimed land between the islands of Taipa and Coloane (which we refer to as the "Cotai Strip") in Macau, including the site on which Venetian Cotai is building The Venetian Macao Resort Hotel Casino (the "Land"). We accepted the terms and conditions of the draft Land Concession and made an initial premium payment of 853,000,000 patacas ($106.5 million at exchange rates in effect on December 31, 2006) on February 22, 2007.

              The Land Concession will not become effective until the date it is published in Macau's Official Gazette (the "Publication Date"). The initial term of the Land Concession is 25 years from the Publication Date and it may be successively renewed for an unlimited number of ten year terms in accordance with applicable laws. Under the Land Concession, Venetian Cotai is obligated to complete the development of the Land within 48 months of the Publication Date. Venetian Cotai is obligated to pay premiums in consideration of the Land Concession aggregating a total of 2,592,568,647 patacas ($323.7 million at exchange rates in effect on December 31, 2006), inclusive of the 853,000,000 patacas initial premium payment described above. Venetian Cotai has paid, or will pay, approximately 193,421,200 patacas ($24.1 million at exchange rates in effect on December 31, 2006) of these premium amounts in the form of the cost of the reclamation work and other works done on the Land and the installation costs of an electrical substation on the Land. The remainder of the premium amounts are to be paid upon the occurrence of specific events or will accrue interest at the rate of 5% and will be payable in seven semi-annual installments, with the first installment payment due on the six month anniversary of the Publication Date. In addition, the Land Concession requires Venetian Cotai to pay an annual rent of 12,169,740 patacas ($1.5 million at exchange rates in effect on December 31, 2006) during the Land development period and an annual rent of 23,299,213 patacas ($2.9 million at exchange rates in effect on December 31, 2006) after completion of the development of the Land. Venetian Cotai is obligated to obtain a bank guarantee securing the annual rent payment amount due during the Land development period. The Land Concession may be forfeited or rescinded upon the occurrence of various events, including the failure to pay annual rent when due, the failure to comply with certain of the Land Concession's terms and the interruption of construction work for 90 days.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 23, 2007



                                          LAS VEGAS SANDS CORP.

                                          By: /s/ Scott Henry
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                                          Name:   Scott Henry
                                          Title:  Senior Vice President, Finance